Exhibit 99.2

R.R. Donnelley & Sons Company
Reconciliations of GAAP Net Earnings to Non-GAAP Adjusted EBITDA from Continuing Operations
(in millions)

	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2015

GAAP net earnings attributable to RR Donnelley common stockholders	$22.3	$43.5	$14.3	$71.0	$151.1

Adjustments
Less: earnings from discontinued operations, net of tax (a)	(8.7)	(51.5)	(22.5)	(87.4)	(170.1)
(Loss) income attributable to noncontrolling interests	(10.4)	0.1	(2.7)	0.3	(12.7)
Income tax (benefit) expense	(36.7)	4.4	1.0	52.3	21.0
Interest expense - net	51.2	51.3	51.0	50.6	204.1
Investment and other expense - net	28.2	12.1	3.0	0.6	43.9
Depreciation and amortization	59.8	59.4	57.4	55.9	232.5
Restructuring, impairment and other charges - net (b)	13.4	9.6	26.7	13.0	62.7
Acquisition-related expenses (c)	—	0.2	0.1	0.2	0.5
Total Non-GAAP adjustments	96.8	85.6	114.0	85.5	381.9

Non-GAAP adjusted EBITDA from continuing operations (g)	$119.1	$129.1	$128.3	$156.5	$533.0

Net sales	$1,737.0	$1,679.4	$1,711.6	$1,809.3	$6,937.3
Non-GAAP adjusted EBITDA margin % (g)	6.9%	7.7%	7.5%	8.6%	7.7%

See accompanying notes to the unaudited non-GAAP financial information.

R.R. Donnelley & Sons Company
Reconciliations of GAAP Net Earnings to Non-GAAP Adjusted EBITDA from Continuing Operations
(in millions)

	Three Months Ended March 31, 2016	Three Months Ended June 30, 2016	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016

GAAP net earnings (loss) attributable to RR Donnelley common stockholders	$39.8	$(14.5)	$(7.1)	$18.2

Adjustments
Less: (earnings) loss from discontinued operations, net of tax (a)	(36.2)	(8.7)	29.1	(15.8)
Income attributable to noncontrolling interests	0.3	0.2	0.3	0.8
Income tax expense (benefit)	3.4	(4.4)	13.9	12.9
Interest expense - net	50.4	51.4	48.8	150.6
Investment and other (income) expense - net	(0.1)	0.7	(1.0)	(0.4)
Depreciation and amortization	52.6	49.9	51.0	153.5
Restructuring, impairment and other charges - net (b)	5.3	8.2	10.8	24.3
Acquisition-related expenses (c)	0.6	1.4	0.7	2.7
Pension settlement charges (d)	—	20.4	0.3	20.7
Net (gain) loss on dispositions of businesses (e)	(12.3)	—	0.3	(12.0)
OPEB curtailment gains(f)	—	—	(19.7)	(19.7)
Total Non-GAAP adjustments	64.0	119.1	134.5	317.6

Non-GAAP adjusted EBITDA from continuing operations (g)	$103.8	$104.6	$127.4	$335.8

Net sales	$1,645.6	$1,632.6	$1,741.2	$5,019.4
Non-GAAP adjusted EBITDA margin % (g)	6.3%	6.4%	7.3%	6.7%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended March 31, 2015
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$818.5	$403.6	$514.9	$—	$1,737.0
Operating expense	761.1	399.3	501.3	29.4	1,691.1
Income (loss) from operations	57.4	4.3	13.6	(29.4)	45.9
Operating margin %	7.0%	1.1%	2.6%	nm	2.6%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	3.8	1.7	7.4	0.5	13.4
Total Non-GAAP adjustments	3.8	1.7	7.4	0.5	13.4

Non-GAAP income (loss) from continuing operations (g)	$61.2	$6.0	$21.0	$(28.9)	$59.3
Non-GAAP operating margin % (g)	7.5%	1.5%	4.1%	nm	3.4%

Depreciation and amortization	34.0	5.2	19.6	1.0	59.8
Non-GAAP Adjusted EBITDA (g)	$95.2	$11.2	$40.6	$(27.9)	$119.1
Non-GAAP Adjusted EBITDA margin % (g)	11.6%	2.8%	7.9%	nm	6.9%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended June 30, 2015
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$763.3	$393.7	$522.4	$—	$1,679.4
Operating expense	719.7	382.6	496.4	20.8	1,619.5
Income (loss) from operations	43.6	11.1	26.0	(20.8)	59.9
Operating margin %	5.7%	2.8%	5.0%	nm	3.6%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	3.4	1.6	2.7	1.9	9.6
Acquisition-related expenses (c)	—	—	—	0.2	0.2
Total Non-GAAP adjustments	3.4	1.6	2.7	2.1	9.8

Non-GAAP income (loss) from continuing operations (g)	$47.0	$12.7	$28.7	$(18.7)	$69.7
Non-GAAP operating margin % (g)	6.2%	3.2%	5.5%	nm	4.2%

Depreciation and amortization	33.8	5.1	19.5	1.0	59.4
Non-GAAP Adjusted EBITDA (g)	$80.8	$17.8	$48.2	$(17.7)	$129.1
Non-GAAP Adjusted EBITDA margin % (g)	10.6%	4.5%	9.2%	nm	7.7%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended September 30, 2015
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$793.1	$390.7	$527.8	$—	$1,711.6
Operating expense	750.2	378.4	520.5	18.4	1,667.5
Income (loss) from operations	42.9	12.3	7.3	(18.4)	44.1
Operating margin %	5.4%	3.1%	1.4%	nm	2.6%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	1.9	2.0	21.5	1.3	26.7
Acquisition-related expenses (c)	—	—	—	0.1	0.1
Total Non-GAAP adjustments	1.9	2.0	21.5	1.4	26.8

Non-GAAP income (loss) from continuing operations (g)	$44.8	$14.3	$28.8	$(17.0)	$70.9
Non-GAAP operating margin % (g)	5.6%	3.7%	5.5%	nm	4.1%

Depreciation and amortization	33.5	4.6	18.5	0.8	57.4
Non-GAAP Adjusted EBITDA (g)	$78.3	$18.9	$47.3	$(16.2)	$128.3
Non-GAAP Adjusted EBITDA margin % (g)	9.9%	4.8%	9.0%	nm	7.5%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended December 31, 2015
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$840.0	$416.6	$552.7	$—	$1,809.3
Operating expense	775.7	403.7	516.7	25.8	1,721.9
Income (loss) from operations	64.3	12.9	36.0	(25.8)	87.4
Operating margin %	7.7%	3.1%	6.5%	nm	4.8%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	—	0.5	12.0	0.5	13.0
Acquisition-related expenses (c)	—	—	—	0.2	0.2
Total Non-GAAP adjustments	—	0.5	12.0	0.7	13.2

Non-GAAP income (loss) from continuing operations (g)	$64.3	$13.4	$48.0	$(25.1)	$100.6
Non-GAAP operating margin % (g)	7.7%	3.2%	8.7%	nm	5.6%

Depreciation and amortization	32.8	4.6	18.1	0.4	55.9
Non-GAAP Adjusted EBITDA (g)	$97.1	$18.0	$66.1	$(24.7)	$156.5
Non-GAAP Adjusted EBITDA margin % (g)	11.6%	4.3%	12.0%	nm	8.6%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended March 31, 2016
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$780.1	$384.5	$481.0	$—	$1,645.6
Operating expense	726.3	381.4	445.1	35.2	1,588.0
Income (loss) from operations	53.8	3.1	35.9	(35.2)	57.6
Operating margin %	6.9%	0.8%	7.5%	nm	3.5%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	1.3	0.4	1.9	1.7	5.3
Acquisition-related expenses (c)	—	—	—	$0.6	$0.6
Net gain on dispositions of businesses (e)	—	—	(12.3)	—	(12.3)
Total Non-GAAP adjustments	1.3	0.4	(10.4)	2.3	(6.4)

Non-GAAP income (loss) from continuing operations (g)	$55.1	$3.5	$25.5	$(32.9)	$51.2
Non-GAAP operating margin % (g)	7.1%	0.9%	5.3%	nm	3.1%

Depreciation and amortization	29.9	4.6	17.0	1.1	52.6
Non-GAAP Adjusted EBITDA (g)	$85.0	$8.1	$42.5	$(31.8)	$103.8
Non-GAAP Adjusted EBITDA margin % (g)	10.9%	2.1%	8.8%	nm	6.3%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended June 30, 2016
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$741.4	$400.1	$491.1	$—	$1,632.6
Operating expense	701.3	391.2	463.6	51.8	1,607.9
Income (loss) from operations	40.1	8.9	27.5	(51.8)	24.7
Operating margin %	5.4%	2.2%	5.6%	nm	1.5%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	1.5	0.3	3.2	3.2	8.2
Acquisition-related expenses (c)	—	—	—	1.4	1.4
Pension settlement charges (d)	—	—	—	20.4	20.4
Total Non-GAAP adjustments	1.5	0.3	3.2	25.0	30.0

Non-GAAP income (loss) from continuing operations (g)	$41.6	$9.2	$30.7	$(26.8)	$54.7
Non-GAAP operating margin % (g)	5.6%	2.3%	6.3%	nm	3.4%

Depreciation and amortization	30.1	5.1	14.9	(0.2)	49.9
Non-GAAP Adjusted EBITDA (g)	$71.7	$14.3	$45.6	$(27.0)	$104.6
Non-GAAP Adjusted EBITDA margin % (g)	9.7%	3.6%	9.3%	nm	6.4%

See accompanying notes to the unaudited non-GAAP financial information.

R. R. Donnelley & Sons Company
Unaudited Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended September 30, 2016
(in millions)

	Variable Print	Strategic Services	International	Corporate	Consolidated

Net sales	$790.3	$445.0	$505.9	$—	$1,741.2
Operating expense	740.2	431.7	469.8	15.5	1,657.2
Income (loss) from operations	50.1	13.3	36.1	(15.5)	84.0
Operating margin %	6.3%	3.0%	7.1%	nm	4.8%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net (b)	1.9	1.3	1.1	6.5	10.8
Acquisition-related expenses (c)	—	—	—	0.7	0.7
Pension settlement charges (d)	—	—	—	0.3	0.3
OPEB curtailment gains (f)	—	—	(0.1)	(19.6)	(19.7)
Net gain on dispositions of businesses (e)	—	—	(0.3)	0.6	0.3
Total Non-GAAP adjustments	1.9	1.3	0.7	(11.5)	(7.6)

Non-GAAP income (loss) from continuing operations (g)	$52.0	$14.6	$36.8	$(27.0)	$76.4
Non-GAAP operating margin % (g)	6.6%	3.3%	7.3%	nm	4.4%

Depreciation and amortization	30.5	4.2	14.7	1.6	51.0
Non-GAAP Adjusted EBITDA (g)	$82.5	$18.8	$51.5	$(25.4)	$127.4
Non-GAAP Adjusted EBITDA margin % (g)	10.4%	4.2%	10.2%	nm	7.3%

See accompanying notes to the unaudited non-GAAP financial information.

R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES

Notes to Unaudited Non-GAAP Financial Information

(a)	Reflects the net earnings directly associated with the discontinued operations of the Donnelley Financial and LSC businesses.
(b)

Restructuring, impairment and other charges - net: included charges for employee termination costs, lease termination and other restructuring costs, multi-employer pension plan withdrawal obligations unrelated to facility closures, and net impairment charges of long-lived assets. These charges also included the impairment of goodwill and other intangible assets.

(c)	Acquisition-related expenses: included charges related to legal, accounting and other expenses associated with contemplated or completed acquisitions.
(d)	Pension settlement charges: included charges related to lump-sum pension settlement payments.
(e)	Net gain on dispositions of businesses: included a net gain on the sale of entities.
(f)	Other postretirement benefit plan obligation (OPEB) curtailment gains: included a gain as a result of the curtailments of the Company’s OPEB plans.
(g)

The information contained in this line is a non-GAAP measure and thus is not calculated in accordance with GAAP. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.